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PDC ENERGY, INC.
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On April 9, 2019, PDC Energy, Inc. released the following investor presentation.

Investor Presentation April 9, 2019

Forward-Looking Statements April 2019 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act") regarding our business, financial condition, results of operations and prospects. All statements other than statements of historical fact included in and incorporated by reference into this presentation are "forward-looking statements." Words such as expect, anticipate, intend, plan, believe, seek, estimate, schedule and similar expressions or variations of such words are intended to identify forward-looking statements herein. Forward-looking statements include, among other things, statements regarding future: production, costs and cash flows; drilling locations, zones and growth opportunities; commodity prices and differentials; capital expenditures and projects, including the number of rigs employed, and that cash flows from operations will exceed expected capital investments in crude oil and natural gas properties for 2019 and 2020; management of lease expiration issues and financial ratios relating to our revolving credit facility; midstream capacity and related curtailments; the Delaware midstream monetization process, which may not occur in the time frame expected or at all; number of wells spud and TIL’d; average percentage working interest of wells; well costs; and average lateral lengths. The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained in this presentation reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Throughout this presentation or accompanying materials, we may use the term “projection”, “outlook” or similar terms or expressions, or indicate that we have “modeled” certain future scenarios. We typically use these terms to indicate our current thoughts on possible outcomes relating to our business or the industry in periods beyond the current fiscal year. Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under Item 1A, Risk Factors, made in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission ("SEC") for further information on risks and uncertainties that could affect our business, financial condition, results of operations and cash flows. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. This presentation contains certain non-GAAP financial measures. A reconciliation of each such measure to the most comparable GAAP measure is presented in the Appendix hereto. We use "adjusted cash flows from operations," "adjusted net income (loss)," "adjusted EBITDA“, and “adjusted EBITDAX” and "PV-10," non-GAAP financial measures, for internal reporting and providing guidance on future results. These measures are not measures of financial performance under GAAP. We strongly advise investors to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. See the Appendix for a reconciliation of these measures to GAAP. Rate of return estimates do not reflect lease acquisition costs or corporate general and administrative expenses. Non-proved estimates of potentially recoverable hydrocarbons and EURs may not correspond to estimates of reserves as defined under SEC rules. Resource estimates and estimates of non-proved reserves include potentially recoverable quantities that are subject to substantially greater risk than proved reserves. ADDITIONAL INFORMATION On April 5, 2019, PDC filed a preliminary proxy statement and form of WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). Prior to the 2019 Annual Meeting, PDC will file with the SEC and furnish to its shareholders a definitive proxy statement and WHITE proxy card. PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov or from PDC’s website at www.pdce.com. CERTAIN INFORMATION REGARDING PARTICIPANTS PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting. Detailed information regarding participants and their direct and indirect interests, by security holdings and otherwise, is included in PDC’s preliminary proxy statement and will be included in its definitive proxy statement. The proxy statement and other relevant documents filed by PDC can be found at the SEC’s website at www.sec.gov or PDC’s website at www.pdce.com.

PDC – Positioned to Drive Long-Term Value for Shareholders 3 The Right Assets The Right Strategy The Right Team Long Term Value for Shareholders Top tier asset positions in the Core Wattenberg and Delaware Basin Core Wattenberg wellhead returns among the best in the Lower 48 Delaware Basin positioned in the high-value core with long-term growth potential and significant upside Focus on balancing sustainable free cash flow generation with profitable cash flow growth in excess of cost of capital Expect to generate $125–225mm of free cash flow in 2019–2020 at $50 WTI / $3 HH Positioned to return capital to shareholders upon generation of recurring and sustainable cash flow Highly regarded management team with track record of delivering on commitments Experienced independent Board of Directors with substantial expertise in oil & gas and finance/accounting Management and Board successfully pivoted company from diversified gas producer to focused player in two of the highest return basins Recently approved enhancements to executive compensation to ensure further alignment with shareholder interests April 2019

PDC ENERGY – Company Overview April 2019 $2.8B 545 $4.0B Market Cap(1) Enterprise Value(1) YE18 Proved Reserves (MMBoe) Delaware Basin ~42,000 net acres(3) 120 MMBoe proved reserves Core Wattenberg ~96,000 net acres(2) 425 MMBoe proved reserves (1) As of 4/4/19; assumes 66 mm shares outstanding; (2) Niobrara & Codell only. (3) 2018 Year-End net acreage count of ~51,400. ~9,500 net acres (primarily in Western Culberson County) expired by end of 1Q19. Additional ~8,400 anticipated to expire or be monetized in remainder of 2019. Anticipated YE19 net acreage count of ~33,500. 4

Long-Term Value Creation CORE STRATEGIC PRIORITIES – Built to Deliver Sustainable, Long-Term Value April 2019 5 PROVIDE TOP-TIER FINANCIAL & PERFORMANCE METRICS Maintain top-tier Balance Sheet strength and cash flow growth through extensive planning and scenario analysis BUILD A BEST-IN-CLASS ORGANIZATION Focus on the training and development of our future leaders while preserving our differentiating team-based culture MAINTAIN COMPETITIVE, HIGH-VALUE INVENTORY Create value through strategic acreage trades, focused innovation/exploration and opportunistic acquisitions PRIORITIZE HEALTH, SAFETY & THE ENVIRONMENT PDC’s top priority. Be a good neighbor in the communities in which we live and operate while minimizing our operational footprint DRIVE EFFICIENCY THROUGH TECHNOLOGY & INNOVATION Continuously pursue excellence in all we do by quickly adapting to successful technical innovation DELIVER SUSTAINABLE & PEER-COMPETITIVE RESULTS Emphasis on sustainable free cash flow with a more moderate growth profile while preserving operational flexibility

STRATEGIC PRIORITIES – Adapting to the Changing Landscape April 2019 Multi-Year Planning Focused to Achieve Specific Targets at $50 Oil & $3 Gas 6 (1) Free cash flow divided by capital investment PRIORITIES Sustainable FCF Year-over-year growth in FCF of >$50MM Consideration of opportunities to return capital to shareholders Financial & Operational Discipline Target both G&A and LOE per Boe of < $3/Boe Achieve CF Neutrality at $45/Bbl Return on Capital Emphasis on FCF Margin(1) Average portfolio rate-of-returns of >50% Solid Growth Debt-adjusted CFPS growth of >10% Production per share growth of >10% 1 2 3 4

PDC ENERGY – 2019 Plan Expected to Deliver Differentiating Results

$50/Bbl WTI and $3/Mcf NYMEX Prices



Adj. Cash Flow from Ops(1) ($840 - $890MM)
Capital Investment(2) ($810 - $870MM)
900
800
700
600
500
DE Midstream (~$40MM)
Oil & Gas Investment ($770 - $830MM)

2019 Guidance Overview

- **Plan targets free cash flow generation at $50/bbl oil**
  - Capital investments ~$150MM lower than 2018
  - Every $5/bbl change in NYMEX oil price adjusts anticipated cash flows by ~$40MM
- **Production growth of ~20% to 46 – 50 MMBoe**
  - Anticipate slight decline in volumes from 4Q18 to 1Q19 before steady growth through remainder of 2019
- **Oil & Gas Investments – ($770 - $830MM)**
  - Wattenberg – Plan to run 3 rigs and 1 completion crew
  - Delaware – 2.5 rig pace planned with a part-time completion crew
- **Delaware Basin Midstream – (~$40MM)**
  - Portion of investment expected to be recovered in net proceeds of ongoing monetization process

(1) Defined as cash flow from operating activities without regard to changes in operating assets and liabilities. (2) Does not include corporate capital of ~$20MM related to installation of Enterprise Resource Planning systems.

April 2019

7

The Right Assets – Well-Positioned to Deliver Sustainable Free Cash Flow 8 Core Wattenberg Third largest producer in one of the top rate-of-return horizontal oil plays in the U.S. Consolidated acreage position in rural Weld County minimizes surface usage and improves economics Substantially de-risked through multiple years of successful development from the field Continuing to modify completion designs to access additional resources and seeks to lower costs through operational efficiencies Robust inventory potential remains Strong sequential production growth from development primarily targeting the Wolfcamp A and Wolfcamp B zones within our oilier Eastern and North Central areas Focused on multi-well pad development to discover the optimal strategy to maximize value Applying experience and learnings from Wattenberg to Delaware Basin to lower costs and increase EURs Delaware Basin April 2019

FINANCIAL GUIDANCE – 2019 Full-Year Guidance 9 2019 Guidance Production: 46 – 50 MMBoe Capital Investments: $810 – $870 Price Realizations (% NYMEX) (ex. TGP) Oil: 90 – 95% Gas: 50 – 55% NGL: 30 – 35% $3.00- $3.40 $0.80 - $1.00 $2.85 - $3.15 41- 45% 21-23% 33-37% April 2019 $- $1.00 $2.00 $3.00 $4.00 2016 2017 2018 2019e LOE/Boe $- $2.00 $4.00 $6.00 2016 2017 2018 2019e G&A/Boe $- $0.50 $1.00 $1.50 2016 2017 2018 2019e TGP/Boe 2019e Commodity Mix Oil Natural Gas NGLs

PDC ENERGY – Delivering Strong Value in 2019 at $50 Oil April 2019 $50/Bbl WTI and $3/Mcf NYMEX Prices $810- $870 46-50 41- 45% ~$25 2019e % Oil 2019e Production (MMBoe) 2019e Free Cash Flow (MM) 2019e Capital Investment (MM) Returns Results Responsibility Strong Returns on Core Wattenberg and Delaware basins projects generate solid debt-adjusted per share growth in 2019 Prolific Results help generate free cash flow of ~$25 million at $50/Bbl WTI oil in 2019 Corporate Responsibility focused on sustainable operations with safe and responsible development of our assets 10

Independent Industry Analysts Recognize PDC, Steered by Current Leadership, Has a Bright Future(1)

Analysts have applauded PDC's recent performance…

"PDCE has successfully optimized and diversified its portfolio by acquiring the Delaware position and divesting Utica assets."
citi - *March 6th, 2019*

"The company has built a strong position in the core part of the Wattenberg field in the DJ Basin and continues to impress operationally."
MUFG - *February 28th, 2019*

"We love that two new metrics – cash flow per debt-adjusted share and FCF/total capex – will soon be added to management's compensation plan. These metrics are almost perfect complements to each other, in our opinion, and we think investors will appreciate management's foresight here."
Seaport Global - *February 27th, 2019*

"[W]e point out that it's been industry-wide multiple compression on the E&P group which has been the biggest driver of stock price performance. We might argue that PDCE's management has improved ROA and is now generating free cash flow, thus implying they have been good stewards of the company's capital."
CPI - *March 7th, 2019*

…and have a positive outlook for future growth

In our view, PDCE's projected FCF yield (4%-8%) and volume growth (10%-15%) is highly attractive and differentiated vs most of its SMID E&P peers…"
Goldman Sachs - *February 28th, 2019*

"In our view, PDCE offers investors a compelling asset mix between the Delaware Basin and Niobrara Shale in the DJ Basin with high asset quality, a strong growth profile, and a top tier balance sheet."
STIFEL - *February 27th, 2019*

After honing the model further, we see $204MM of FCF in FY20 assuming $55 oil, which equates to a best-in-class FCF yield of 8%. In our opinion, nobody has come close to posing a better go-forward outlook than PDCE this earnings period."
Seaport Global - *February 27th, 2019*

"PDCE remains a rare find in SMID E&P, expected to deliver production growth at a ~18% CAGR through 2020 while generating substantial FCF."
Jefferies - *February 27th, 2019*

(1) Permission to use quotations neither sought nor obtained.

April 2019
11

2019-2020 OUTLOOK – Prioritizing Free Cash Flow & Debt-Adj. Per Share Growth 12 (1) Does not include corporate capital. Delaware midstream capital investment of $77MM, ~$40MM and $0 in 2018, 2019 & 2020, respectively; (2) Midpoint of cash flow deficit/free cash flow divided by midpoint of total capital investment. (2018 FCF Margin = -$176MM/$985MM = -18%); (3) Uses 2018 average share price of $51.48 2018 2019e 2020e Capital Investment (MM)(1) $985 $810 - $870 $825 - $925 (Outspend)/FCF (MM) ($176) ~$25 $100 - $200 Free Cash Flow Margin(2) (18%) ~3% ~15% Prod. Growth/Debt-Adj. Share(3) ~20% ~20% ~15-20% NYMEX Pricing (Oil/Gas) $64.77/$3.09 $50/$3 $50/$3 Rig Count (WB/DE) 3/3 3/2.5 3/2 April 2019 2019 Highlights Commitment to capital discipline Capital investments reduced ~$150MM from 2018 Anticipate generating FCF of ~$25MM at $50 WTI Improving balance sheet with steady production growth Anticipate YE19 leverage ratio of ~1.3x at $50 WTI Solid production growth per debt-adjusted share of ~20% 2020 Considerations Increase DUC count throughout 2019 Ability to manage completions in 2020 Additional Delaware basin completions due to potential for operational efficiencies Consider return of capital to shareholders at sustainable levels when consistent quarterly FCF generation achieved 10-15% 0.0x 0.5x 1.0x 1.5x 2.0x 0 10 20 30 40 50 60 70 80 2018 2019e 2020e Leverage Ratio MMBoe Production and Leverage Ratio Outlook Production Leverage Ratio

Shareholder-focused corporate Governance and executive compensation

Corporate Governance in Line with Best Practices and is Structured to Promote Accountability to Shareholders April 2019 14 Independent Board Leadership Independent Chairman Jeffrey C. Swoveland has decades of experience in E&P industry and provides strong leadership and oversight of management Majority Independent Directors Seven of our eight directors are independent, and only independent directors serve on Board committees Recent Board Refreshment Half of our directors have been added to the Board within the past five years, demonstrating our commitment to thoughtful refreshment Strong Independent Oversight The majority of our directors have significant operating experience in the oil & gas industry Resignation Policy Any nominee in an uncontested election who receives more “withhold” votes than “for” votes must submit his or her resignation One Vote per Share PDC does not have any super-voting shares, in accordance with best practices Special Meetings Shareholders may call special meetings with 10% of the combined voting power Action by Written Consent Shareholders may take action by written consent in lieu of a meeting No Poison Pill We have no poison pill or shareholder rights plan Robust Share Ownership Guidelines Our CEO must own 5x his salary in PDC stock; each non-employee director is expected to hold 5x his or her annual retainer; all directors and officers are in compliance with ownership guidelines Responsiveness to Shareholder Feedback For 2019, Board made material changes to executive compensation plan based on shareholder input; revised compensation structure reflects commitment to enhance management focus on investment yields, cost structure/G&A expense, and sustainable cash flow PDC’s corporate governance is in line with best practices, reflects shareholder feedback, and supports our commitment to shareholder value Source: PDC 2019 preliminary proxy statement; company filings.

Refreshment Has Resulted in a Balanced Board of Directors 15 Rigorous, thoughtful selection criteria have produced a balanced, highly qualified Board, with each member bringing a complementary set of skills and expertise that aligns with the Company’s long-term strategic goals Our Board members have a diverse range of experiences that are critical to the execution of the Company’s long-term strategic plan including: E&P expertise, financial and accounting expertise, experience dealing with regulatory bodies and state/local governments, and experience in operationally-intensive roles Five of our eight directors have direct and extensive operating experience in the oil & gas industry Our Board and its committees conduct regular self-performance evaluations, and the directors conduct similar self-evaluations, to ensure that the Board is functioning efficiently Balanced Board with strong expertise in key functional areas Source: PDC 2019 preliminary proxy statement. Directors have a balanced range of tenures Strong independent board leadership provides oversight 7 of 8 5 of 8 Directors are independent Directors have significant oil & gas industry experience 30+ years Independent chairman has significant experience in E&P industry 49 years Extensive cumulative board experience non-PDC April 2019 3 2 3 0-3 Years 4-12 Years 13+ Years

The Right Board - Highly Experienced in Oil and Gas Operations, Finance and Accounting 16 Role: President & CEO Director Director Non-Executive Chairman of the Board Director Director Director Director Independent:              PDC Board tenure: 4 years 2 years 12 years 28 years 13 years 1 year 2 years 16 years Experience with Colorado regulations:                Years of oil & gas experience non-PDC: > 30 years > 35 years - > 30 years - > 20 years > 30 years - Primary relevant expertise: Public company executive; Oil & gas Public company executive; Oil & gas Public company executive; Financial/accounting Public company executive; Financial/accounting Financial/accounting Legal/governance; Oil & gas services Midstream oil & gas Investment banking/ Capital markets Years of experience in relevant expertise: > 30 years > 35 years > 28 years > 30 years > 30 years > 20 years > 30 years > 28 years Years of board experience non-PDC: - 9 27 12 1 - - - Bart Brookman Mark E. Ellis Larry F. Mazza Jeffrey C. Swoveland Anthony J. Crisafio Christina M. Ibrahim Randy S. Nickerson David C. Parke PDC’s recently refreshed Board consists of independent and highly qualified directors who bring diversity of thought and experience to the Company Source: PDC 2019 preliminary proxy statement. April 2019 The three PDC 2019 nominees

The three PDC 2019 nominees bring the following attributes, furthering our diversity of thought and depth of knowledge: Over 93 years of combined expertise relevant to serving on a public Board, including extensive experience at other public companies Over 77 years of combined experience in the E&P industry Over 30 years of combined Colorado operational experience and regulatory / local relationships PDC’s Board Has the Right Mix of Skills and Experience to Implement the Strategic Plan and Drive Long-Term Shareholder Value 17 PDC’s directors have significant expertise in areas that are essential to the Company’s success, including a combined 84 years of senior leadership in the oil & gas industry in addition to deep financial and regulatory experience Source: PDC 2019 preliminary proxy statement. PDC Energy Board of Directors Independent Public Company Executive Other Public Company Board Financial/ Accounting Strategic Transactions/M&A Legal/Regulatory E&P Operations Oil & Gas Industry Bart Brookman            Mark E. Ellis              Larry F. Mazza          Jeffrey C. Swoveland                Anthony J. Crisafio            Christina M. Ibrahim          Randy S. Nickerson            David C. Parke        Totals 7 7 4 5 7 8 4 5 April 2019

PDC’s Shareholder-Focused Pay-for-Performance Philosophy 18 Source: PDC 2019 preliminary proxy statement. Equity represents a significant portion of direct compensation Annual incentive plan incorporates production, cash flow, and capital efficiency metrics that are critical to our strategic plan and highly correlated with shareholder value creation in our industry; metrics encourage capital discipline and are reflective of our capital structure Qualitative portion of the annual incentive plan also takes into account factors such as health & safety goals, year-end liquidity, estimated reserve replacement, successful resolution of political challenges, operational efficiency, and individual performance Performance share units now comprise 50% of total LTI awards (up from 25%), and vest based on three-year relative TSR to align interests with shareholders and reward outperformance compared to peers Payout capped in the event that TSR is negative over the performance period Time-vesting RSUs encourage retention and align executives’ interests with those of shareholders Average shareholder support of 95%+ on all Say on Pay votes over the past five years Compensation structure is designed to attract, retain, and motivate Revised LTIP structure increases % of performance-based units April 2019 50% 50% 2018 PSUs RSUs 25% 50% 25% 2017 PSUs RSUs SARs 14% 14% 72% CEO Base Salary Bonus Long-Term Incentives 21% 17% 62% All Other NEOs Base Salary Bonus Long-Term Incentives

PDC’s Recently Adjusted Executive Compensation Framework Ensures Further Alignment with Shareholders 19 Source: Company filings, FactSet; ISS; Note: executive benchmarking peers per PDC 2017 proxy 1 Based on ISS report May 2018 ISS CEO performance vs. pay metrics 1 Total CEO compensation as % of 2017 EBITDAX1 PDC’s executive compensation relative to price performance has historically graded out very favorably vs. peers – below average CEO compensation despite top quartile price performance Shareholders have consistently and resoundingly approved of PDC’s executive compensation via “say on pay” votes ( > 90% of votes in the past four years) Our new 2019 metrics, free cash flow margin and debt adjusted cash flow per share (previously, cash flow per share), will further align management’s compensation with a continued commitment to capital efficiency in generating sustainable returns for investors Free cash flow margin focus ensures capital discipline throughout commodity price cycles and positions the Company to generate sustained free cash flow for shareholder return programs Debt-adjusted cash flow per share is strongly correlated to E&P performance and valuation and is an indicator that a Company’s projects translate to value for equity holders 100% 50% 0% 50% 100% Pay (total CEO compensation) Performance (TSR) Peers PDC General ISS alignment PDC is a top performer with lower than average pay Relative degree of alignment Annualized 3-year performance (total shareholder return) and pay (total CEO compensation) rankings for PDC ( ) and ISS’ derived peers ( ). PDC continues to exhibit its commitment to alignment with shareholders Top quartile performance, bottom quartile compensation April 2019 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 3.0% 2.3% 1.5% 1.5% 1.4% 1.3% 1.2% 1.2% 1.1% 1.1% 1.0% 1.0% 0.9% 0.8% 0.6%

Best Practices in Compensation Support Risk Management and Value Creation 20 What we do: Pay for performance: Total compensation is heavily weighted toward performance-based pay ü Executive Ownership Guidelines: Consistent with corporate governance best practices ü External Benchmarking: Consider behavior of relevant peers in all compensation decisions ü Double-Trigger Change-of-Control Severance Benefits: Cash severance awarded only in event of actual or constructive termination within two years of event ü Clawback Policy in place ü Compensation Risk Assessment: Balance long-term and short-term focus ü Independent Compensation Consultant who reports directly to the Committee ü Independent Compensation Committee comprised solely of independent directors ü What we don’t do: Golden Parachute Excise Tax Gross-Ups: Executives are not reimbursed for tax implications of change in control û New Employment Contracts / Excessive Severance Benefits: Do not provide employment contracts to new executives and severance plans are in line with peers û Excessive Perquisites: Provide only modest perquisites in line with industry practice û Repricing: Do not permit repricing of SARs or out of the money options without shareholder approval û Prohibited Transactions: Strictly prohibit transactions that may conflict with or distract from long-term Company objectives û Source: PDC 2019 preliminary proxy statement. April 2019

PDC ENERGY – Corporate Social Responsibility April 2019 COMMUNITY OUTREACH EMPLOYEES MATTER SAFE OPERATIONS 21

PDC Energy Is Committed to Corporate Social Responsibility April 2019 22 Health and Safety Commitment to Environment Continued Employee Training and Education Managing Climate Change Risk 3 Out of almost 455,000 hours worked, PDC employees had only 3 incidents that required medical care and only 1 resulted in days away from work. $20 million Over the course of 5 years, PDC will spend roughly $20 million on additional air quality emission controls and programs. 35 Field employees were trained on over 35 safety topics in 2018. 260,000 Operational efficiencies and innovations in pipelines in our Texas and Colorado operations has allowed us to reduce truck traffic by 260,000 truck loads, per year. Full disclosure of Safety Data Sheets for employees, customers, suppliers, and others. Extensive employee training on topics like defensive driving, personal protective equipment, spill prevention control & countermeasures, and fire protection. Stop-work authority allows any employee to raise a concern about safety. We use solar panels to monitor and control remote well sites. In the Delaware Basin, we are running our own power lines to displace engine use. And in the Wattenberg Field in Colorado, we are working with local power companies to contribute funds needed to upgrade electrical systems for the community and to reduce emissions. Upon hiring, all field employees receive safety training followed by frequent continued education to reinforce safety knowledge. Daily, weekly, and monthly safety meetings. Annual and bi-annual recertification training, including CPR and First Aid. Robust air quality compliance monitoring program that uses state-of-the-art emissions cameras. Exploring new technologies around reduced tank facilities, which is expected to minimize emission sources and potential for spills. Program to plug and abandon wells that have reached the end of production. PDC views Environment, Health & Safety (EHS) as an integral part of its business planning, development and decision-making processes. Responsible EHS performance is paramount to our success and the top priority of every employee.

Investor Relations Mike Edwards, Senior Director Investor Relations michael.edwards@pdce.com Kyle Sourk, Manager Investor Relations kyle.sourk@pdce.com Corporate Headquarters PDC Energy, Inc. 1775 Sherman Street Suite 3000 Denver, Colorado 80203 303-860-5800 Website www.pdce.com appendix

PDC’s Highly Qualified Board of Directors 25 Source: PDC 2019 preliminary proxy statement. Bart Brookman (President & CEO) Director since 2015 Mark E. Ellis Director since 2017 Larry F. Mazza Director since 2007 Mr. Brookman, the Company’s President and Chief Executive Officer (“CEO”), was appointed to the Board in January 2015, simultaneous with his appointment as the Company’s CEO. Mr. Brookman originally joined the Company in July 2005 as Senior Vice President-Exploration and Production; he was appointed to the position of Executive Vice President and Chief Operating Officer in June 2013 and then served as President and Chief Operating Officer from June 2014 through December 2014. Prior to joining PDC, Mr. Brookman worked for Patina Oil and Gas and its predecessor Snyder Oil from 1988 until 2005 in a series of operational and technical positions of increasing responsibility, ending his service at Patina as Vice President of Operations. Mr. Ellis was elected to the Board in September 2017. He retired from Linn Energy, Inc. (“Linn”), successor to Linn Energy LLC, a public independent oil and gas company, in August 2018, where he served as director, President, and Chief Executive Officer since January 2010. Mr. Ellis has more than 35 years of experience in the oil and natural gas industry. He joined Linn in December 2006 as Executive Vice President and Chief Operating Officer, was promoted to President and Chief Operating Officer in December 2007, director, President and Chief Executive Officer in January 2010 and Chairman, President and Chief Executive Officer in December 2011. Before joining Linn, Mr. Ellis served as President of the Lower 48 for ConocoPhillips. Prior to joining ConocoPhillips, he served as Senior Vice President of North American Production for Burlington Resources. He first joined Burlington Resources in 1985 and served in roles of increasing responsibility, including President of Burlington Resources Canada Ltd., Vice President and Chief Engineer, Vice President of the San Juan Division and Manager of Acquisitions. He began his career at The Superior Oil Company, where he served in several engineering positions in the onshore and offshore divisions. Mr. Ellis holds a bachelor’s degree in petroleum engineering from Texas A&M University. He serves on the boards of the American Exploration & Production Council and the Independent Petroleum Association of America and is a member of the Society of Petroleum Engineers. Mr. Ellis is the winner of the 2013 Ernst & Young Gulf Coast Area Exploration & Production Entrepreneur of the Year award and also received Oil & Gas Investor magazine’s Excellence Award as Executive of the Year in 2012. Mr. Ellis is a past board member of the National Petroleum Council, New Mexico Oil & Gas Association and previously served on the Board of Governors of the Canadian Association of Petroleum Producers. Mr. Mazza, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2007. Mr. Mazza is President, Chief Executive Officer and Director of MVB Financial Corp (“MVB”), a multi-state financial services company. He has more than 32 years of experience in both large banks and community banks and is one of seven members of the West Virginia Board of Banking and Financial Institutions, which oversees the operation of financial institutions throughout West Virginia and advises the state Commissioner of Banking. Mr. Mazza is also an entrepreneur and is co-owner of nationally-recognized sports media business Football Talk, LLC, a pro football website and content provider for NBC SportsTalk. He also serves on the board of directors of a private financial technology startup, Billgo, headquartered in Fort Collins, Colorado. Prior to joining MVB in 2005, Mr. Mazza was Senior Vice President & Retail Banking Manager for BB&T Bank’s West Virginia North region. Mr. Mazza was employed by BB&T and its predecessors from 1986 to 2005. Prior thereto, Mr. Mazza was President of Empire National Bank, and later served as Regional President of One Valley Bank. Mr. Mazza also previously worked for KPMG (or its predecessors) as a CPA with a focus on auditing. April 2019

PDC’s Highly Qualified Board of Directors 26 Source: PDC 2019 preliminary proxy statement. Jeffrey C. Swoveland (Non-Executive Chairman) Director since 1991 Anthony J. Crisafio Director since 2006 Christina M. Ibrahim Director since 2018 Mr. Swoveland, a National Association of Corporate Directors Board Leadershop Fellow, was first elected to the Board in 1991 and was elected Non-Executive Chairman of the Board in June 2011. From 2006 until January 2014, Mr. Swoveland was first Chief Operating Officer and later President and Chief Executive Officer of ReGear Life Sciences, Inc. (previously named Coventina Healthcare Enterprises), which develops and markets medical device products. From 2000 until 2007, Mr. Swoveland served as Chief Financial Officer of Body Media, Inc., a life-science company. Prior thereto, from 1994 to September 2000, Mr. Swoveland held various positions including Vice President of Finance, Treasurer and interim Chief Financial Officer with Equitable Resources, Inc., a diversified natural gas company. Mr. Swoveland also has worked as a geologist and exploratory geophysicist for both major and independent oil and gas companies. Mr. Swoveland served as a member of the Board of Directors of Linn Energy, LLC (NASDAQ: LINE), a public independent oil and natural gas company, from 2006 to 2017. Mr. Crisafio, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2006. Mr. Crisafio has served as an independent business consultant for more than 20 years, providing financial and operational advice to businesses in a variety of industries. He has served as the part-time contract Chief Financial Officer for a number of companies in the past five years including Empire Energy, LLC, MDS Associated Companies, and TruFoodMfg. Mr. Crisafio served as Chief Operating Officer, Treasurer and member of the Board of Directors of Cinema World, Inc. from 1989 until 1993. From 1975 until 1989, he was employed by Ernst & Young LLP, last serving as a partner from 1986 to 1989. He was responsible for several Securities and Exchange Commission registered client engagements and gained significant experience with oil and gas industry clients and mergers and acquisitions. Mr. Crisafio also serves as an independent Board member of Intertech Ci, a privately held company. Ms. Ibrahim joined the Board in January 2018. She currently serves as the Executive Vice President, General Counsel and Chief Compliance Officer of Weatherford International plc (“Weatherford”), a position she has held since May 2015. Ms. Ibrahim has more than 20 years of experience in the oil and gas services industry. Prior to joining Weatherford in 2015, Ms. Ibrahim held a number of senior leadership positions in the legal department of Halliburton Company, including as Vice President, Chief Commercial Counsel and Corporate Secretary with responsibility for the global procurement, employment and real estate practice groups and oversight of mergers and acquisitions, securities, regulatory and governance practice groups. Ms. Ibrahim also served as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton and Shell joint venture company. April 2019

PDC’s Highly Qualified Board of Directors 27 Source: PDC 2019 preliminary proxy statement. Randy S. Nickerson Director since 2017 David C. Parke Director since 2003 Mr. Nickerson joined the Board in March 2017. Mr. Nickerson most recently served as the Executive Vice President, Corporate Strategy of Marathon Petroleum Corporation (“MPC”) and Executive Vice President and Chief Commercial Officer, MarkWest assets, of the general partner of MPLX LP (“MPLX”). Mr. Nickerson announced his retirement from these positions, effective April 1, 2017, and now serves MPC and MPLX in a consulting and advisory capacity. Mr. Nickerson joined MPC in 2015, at the time of MPC and MarkWest combination. From 1995 to 2015, Mr. Nickerson worked for MarkWest Energy Partners and its predecessors and affiliated entities (“MarkWest”) in a series of operational and technical positions of increasing responsibility, culminating with the role of Senior Vice President, Corporate Development and Chief Commercial Officer. Prior to his time with MarkWest, Mr. Nickerson served as Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc., from 1990 to 1995, and for Chevron USA and Meridian Oil Inc. in various process and project engineering positions from 1984 to 1990. Mr. Nickerson earned a bachelor’s degree in chemical engineering from the Colorado State University. Mr. Parke, who joined the Board in 2003, has served as a Managing Director of EVOLUTION Life Science Partners since October 2014. From June 2011 until October 2014, he was a Managing Director in the investment banking group of Burrill Securities LLC, an investment banking firm. From 2006 until June 2011, he was Managing Director in the investment banking group of Boenning & Scattergood, Inc., a regional investment bank. Prior to joining Boenning & Scattergood, from October 2003 to November 2006, he was a Director with the investment banking firm Mufson Howe Hunter & Company LLC. From 1992 through 2003, Mr. Parke was Director of Corporate Finance of Investec, Inc. and its predecessor, Pennsylvania Merchant Group Ltd., both investment banking companies. Prior to joining Pennsylvania Merchant Group, Mr. Parke served in the corporate finance departments of Wheat First Butcher & Singer, now part of Wells Fargo, and Legg Mason, Inc., now part of Stifel Nicolaus. April 2019

97,080 Boe/d 16% Q/Q Growth 40 Spuds 40 TILs CORE WATTENBERG – Prolific Asset in Development Mode April 2019 (1) Niobrara and Codell only. 96,000 425 ~Net Acres(1) YE18 Proved Reserves (MMBoe) 4Q18 Results Kersey Area Plains Area Prairie Area 28

CORE WATTENBERG – Safely Developing Rural Acreage in Weld County

- PDC has operated in the Wattenberg Field of the DJ Basin for almost 20 years
  - Field office of ~250 employees located in Evans
- Consolidated acreage position minimizes surface usage
- Extensive history of positive working relationships with surrounding communities, regulators and elected officials
  - Support multiple community organizations through year-round charitable giving and volunteerism
- ~100% of PDC net acreage in rural Weld County
  - County voted 75% No on Proposition 112 in November 2018
- ~5% of gross acreage located within municipal boundaries
  - Anticipate ~100% can be reached through long-lateral development from outside municipal boundary



Fort Collins
Eaton
Prairie Area
Greeley
Kersey
Evans
Kersey Area
Gilcrest
Plains Area
LARIMER COUNTY
WELD COUNTY
PDC Acreage
City Boundary
I-25 Interstate
State Highway

April 2019

29

Core Wattenberg – 2019 Plan Significantly Enhances Efficiencies Capital investment of ~$500 MM Three rigs and one completion crew SRL/MRL/XRL well costs of $3/$4/$5 MM with average spud to spud drill times of 5/7/9 days Continued focus on capital efficiency Long laterals Increased working interests Reduced surface locations Planned third-party midstream expansions to unlock tremendous value Relatively flat production expected in 1Q19 from 4Q18 before steady growth through year-end Plant 11 assumed to begin gradually coming online in June 2019(1) Associated bypass expected to begin in August 2019 April 2019 30 (1) Source: DCP press release dated 2/11/19; (2) Reflects impact of 2018 strategic acreage trade 139 TILs 110-125 TILs TILs by Lateral Length 139 TILs ~1,500 Locations ~6,300’ Avg. Lateral 79% WI ~920 Locations(2) ~8,250’ Avg. Lateral 85% WI ~85 DUCs ~120 DUCs 2018 SRL MRL XRL 2019 0 2,000 4,000 6,000 8,000 YE17 2018 TILs YE18 Net WI Lateral Feet (thousands)

Kersey Area Prairie Area Plains Area CORE WATTENBERG – Production Unbundling with Midstream Expansions DCP Midstream – 1.05 Bcf/d Plant 10 (Mewbourne 3): In-service August 1, 2018 Plant 11 (O’Connor 2): 200 MMcf/d (expected start-up in June 2019) 100 MMcf/d bypass (expected start-up in August 2019) Plant 12 (Big Horn): Up to 1 Bcf/d (including bypass) First-phase start-up expected in 2020 (~300 MMcf/d) Aka Energy Processing capacity of ~40 MMcf/d Additional capacity via offloads to WES system Other DJ Basin Anticipated Expansions Rimrock, Discovery, Western Gas, Outrigger expected to benefit entire basin (~1 Bcf/d additional capacity) April 2019 31 (1) Source: DCP Midstream press release dated 2/11/19 Plant 10 Grand Parkway Plant 11 Additional compression 2018-19 Processing Plant Expansions DCP - Compression Processing Plant Aka -

DELAWARE BASIN – Primary Focus in Two Oil-Rich Areas April 2019 (1) 2018 Year-End net acreage count of ~51,400. ~9,500 net acres (primarily in Western Culberson County) to expire by end of 1Q19. Additional ~8,400 anticipated to expire or be monetized in remainder of 2019. Anticipated YE19 net acreage count of ~33,500. 42,000 120 ~Net Acres(1) YE18 Proved Reserves (MMBoe) 30,840 Boe/d 19% Q/Q Growth 9 Spuds 4 TILs 4Q18 Results 32

DELAWARE BASIN – Focused on Continued Execution Anticipate a 2.5 rig pace and part-time completion crew in 2019 Successful marketing and midstream efforts ensure flow assurance at competitive prices ~90% of 2019 oil volumes expected to receive Brent-based pricing Natural gas flow assurance Midstream monetization process continuing to progress with expected execution in 1H19 2019 capital investments associated with midstream infrastructure of ~$40MM (part expected to be recovered through divestiture) April 2019 33 5,700 7,000 10,000 13,000 16,000 21,000 25,000 26,000 31,000 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Dec. '16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Boe/d Delaware Production (Boe/d)

Delaware Basin – Steady Progress Towards Development Mode Capital investment of ~$350 MM Includes ~$40 MM of planned midstream investment (portion of which expected to be refunded if divested) Project ~20% increase in lateral feet TIL’d compared to 2018 Expect decreased average well costs due to modified completion design Increased stage spacing Additional benefits possible through pad drilling efficiencies, faster drill times, service cost reductions Anticipate 2.5 rig pace and part-time completion crew ~2/3 of 2019 TILs focused in Block 4 All 2019 TILs expected to be MRL or XRL Inventory of ~365 identified locations with average lateral length of ~7,900’(1) April 2019 34 (1) Gross operated inventory primarily targeting the WCA and WCB zones within our oilier Eastern and North Central areas. Some locations are within untested target zones that may be subject to a higher degree of uncertainty or may depend on additional delineation testing. (2) XRL spud to rig release ~2,000 lbs/ft ~200’ stage spacing ~34 Days(2) 26 TILs 20-25 TILs TILs by Lateral Length $12.5 - $15.0 $11.5 - $13.0 ~2,400 lbs/ft ~160’ stage spacing ~36 Days(2) 2018 SRL MRL XRL 2019 $0 $4 $8 $12 $16 2018 2019e millions Costs per Well – MRL/XRL

Delaware Basin – 2019 Plan Focused on Oily Areas of Block 4 2019 Program Focus on multi-well pads, longer-laterals and spacing design Continue to refine Area boundaries and type curves Anticipate first Bone Spring TIL in 2Q19 Tinman Project – Seven well pad in Area 3 designed to test several spacing assumptions: Parent/child (WCA) Vertical spacing in WCB & between zones (WCA/WCB) Horizontal spacing in WCB Anticipate similar performance as Grizzly Pad Grizzly Pad performance Artificial lift has stabilized production profile Key findings to-date: Upper WCA wells showing strongest performance Lower WCA wells producing in-line with average WCB Overall project underperformance believed to be associated with localized rock and fluid properties not spacing Continue to Test Optimal Spacing Design April 2019 35 Block 4 Wolfcamp A AREA 1 >6,000 GOR AREA 3 <3,000 GOR AREA 2 3,000 – 6,000 GOR 2019 2020 Area 1 - - Area 2 25% 60% Area 3 40% 15% North Central 35% 25% Anticipated TIL Breakdown Grizzly Pad

FINANCIAL STRENGTH – Balance Sheet, Leverage and Liquidity Leverage and Liquidity YE18 leverage ratio improved to 1.4x from 1.9x at YE17 ~$30 million drawn on revolver (12/31/18) 4Q18 free cash flow of ~$25MM(1) Total liquidity of ~$1.3 billion Hedge Portfolio ~50% of 2019e oil production hedged at ~$55/Bbl(2) 8.6 MMBbls 2020 oil hedged at ~60/Bbl(2) ~25% of 2019e gas production hedged at ~$2.90/MMBtu(2) As of December 31, 2018 36 (1) 4Q18 adjusted cash flow from operations of $233.1 less 4Q18 O&G capital investments of $205.9; (2) Assumes weighted-average floor prices 5.75% Senior Notes April 2019

EXECUTIVE COMP. – New Metrics Demonstrate Commitment to Capital Efficiency April 2019 50% Qualitative & 50% Quantitative 37 Capital Efficiency One-year measurement of F&D (capital invested divided by EURs of TILs) 5 Production Measurement of operational success Moderate growth with focus on FCF 4 LOE and G&A/Boe Ensures focus on cost structure and profitability 3 Debt-Adj. Cash Flow per Share Ability to create cash flow in a capital efficient manner without change to capital structure 2 Free Cash Flow Margin Percentage measurement of free cash flow divided by capital investments 1 2019 METRICS New Metrics Rationale for New Metrics FCF Margin Measures ability to deliver organic FCF in range of oil prices Mgmt. has ultimate control to manage capital investment Debt-Adj. CFPS Multi-year analysis indicates strong correlation to share price performance

Strong Improvements in Quarterly Production and LOE/Boe Strong Wattenberg performance due to steady third-party processing throughput Kersey line pressures still elevated though showed modest improvement by year-end Late 3rd quarter and early 4th quarter Delaware TILs drive strong sequential production growth Declining LOE per Boe coincides with unbundled Wattenberg production Full-year Wattenberg LOE of less than $3/Boe Steady Delaware basin execution deliver competitive lifting costs of ~$4.15/Boe in 2018 April 2019 38 73,900 88,100 92,500 94,100 99,000 103,000 110,000 128,000 50,000 100,000 150,000 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Production ( Boe/d) $2.98 $2.50 $2.98 $2.83 $3.33 $3.44 $3.27 $3.06 $2.00 $3.00 $4.00 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 LOE ($/Boe)

PDC ENERGY – Exiting 2018 with Strong Momentum


40.2
2018 Production (MMBoe)
~130
Dec. '18 Exit Rate (Mboe/d)
42%
2018 Crude Oil
1.4x
YE18 Leverage Ratio

Returns | Results | Responsibility

Strong Results drive 4Q18 growth of 17% compared to 3Q18 with a December exit rate of ~130,000 Boe/d

Solid Returns generate free cash flow in 4Q18 and set stage for sustainable future free cash flow generation

Corporate Responsibility focused on sustainable operations with safe and responsible development of our assets

April 2019
39

20% increase in proved reserves 329% all-sources reserve replacement(1) 66% increase in before-tax SEC PV-10(2) to ~$5.3 billion Stress-tested reserves at $50/bbl WTI flat Lost ~2% of proved reserves 2017 (MMBoe) 2018 (MMBoe) Liquids (2018) Wattenberg 350.8 425.4 57% Delaware 97.9 119.5 68% Utica 4.2 - - Total 452.9 544.9 59% +132.2 (40.2) B-Tax PV-10 (MM) $3,212 B-Tax PV-10 (MM) $5,321 (3) 544.9 452.9 PDC ENERGY – Solid Growth in 2018 SEC Proved Reserves April 2019 40 (1) All-sources reserve replacement defined as sum of the year-over-year net additions in proved reserves from extensions, revisions, dispositions and acquisitions, divided by 2018 estimated production; (2) 2018 SEC NYMEX pricing: $65.56/Bbl and $3.10/MMBtu gas; (3) Net Additions is extensions, revisions, dispositions and acquisitions. 200 300 400 500 600 Year-End 2017 Net Additions 2018 Production Year-End 2018 Proved Reserves Summary (MMBoe) Wattenberg Delaware Utica

Hedge Position Hedges in Place as of 12/31/18 41 (1) Corresponding CIG Basis swaps in place averaging ($.78) April 2019 CRUDE OIL 2019 2020 Volumes (MMBbls) Collar 2.6 3.6 Swap 8.4 5.0 Total Crude Oil Hedged 11.0 8.6 Crude Oil Price ($/Bbl) Floor $56.54 $55.00 Ceilings $68.13 $71.68 NYMEX Swap $53.86 $62.07 Weighted Average Price (floor) $54.50 $59.11 NATURAL GAS 2019 Volumes (BBtu) Collar - Swap 26,008 Total Natural Gas Hedged 26,008 Natural Gas Price ($/Mmbtu) Floor - $ Ceilings - $ NYMEX Swap (1) $2.91 Weighted Average Price (floor) $2.91

Reconciliation of Non-U.S. GAAP Financial Measures April 2019 42 Adjusted Net Income (Loss) Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 Adjusted net income (loss): Net income (loss) $ 178.9 $ 77.6 $ 2.0 $ (127.5) (Gain) loss on commodity derivative instruments (403.0) 90.4 (145.2) 3.9 Net settlements on commodity derivative instruments (25.0) (8.9) (115.5) 13.3 Tax effect of above adjustments 102.4 (28.2) 62.4 (4.1) Adjusted net income (loss) $ (146.7) $ 130.9 $ (196.3) $ (114.4) Weighted - average diluted shares outstanding 66.2 66.1 66.3 65.8 Adjusted diluted earnings per share $ (2.22) $ 1.98 $ (2.96) $ (1.74) Adjusted Cash Flows from Operations Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 Adjusted cash flows from operations: Net cash from operating activities $ 311.5 $ 177.2 $ 889.3 $ 597.8 Changes in assets and liabilities (78.4) (2.6) (80.9) (15.7) Adjusted cash flows from operations $ 233.1 $ 174.6 $ 808.4 $ 582.1 Year-end 2018 Year-end 2017 PV-10 5,321 $ 3,212 $ Present value of estimated future income tax discounted at 10% (873) (332) Standardized measure of discounted future net cash flows 4,448 $ 2,880 $ Reconciliation of PV-10

Reconciliation of Non-U.S. GAAP Financial Measures April 2019 43 Adjusted EBITDAX Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 Net income (loss) to adjusted EBITDAX: Net income (loss) $ 178.9 $ 77.6 $ 2.0 $ (127.5) (Gain) loss on commodity derivative instruments (403.0) 90.4 (145.2) 3.9 Net settlements on commodity derivative instruments (25.0) (8.9) (115.5) 13.3 Non - cash stock - based compensation 5.4 4.8 21.8 19.4 Interest expense, net 18.1 19.6 70.3 76.4 Income tax expense (benefit) 59.1 (140.4) 5.4 (211.9) Impairment of properties and equipment 264.2 3.4 458.4 285.9 Impairment of goodwill — — — 75.1 Exploration, geologic and geophysical expense 1.6 3.4 6.2 47.3 Depreciation, depletion and amortization 149.8 108.5 559.8 469.1 Accretion of asset retirement obligations 1.3 1.4 5.1 6.4 Loss on extinguishment of debt — 24.7 — 24.7 Adjusted EBITDAX $ 250.4 $ 184.5 $ 868.3 $ 682.1 Cash from operating activities to adjusted EBITDAX: Net cash from operating activities $ 311.5 $ 177.2 $ 889.3 $ 597.8 Interest expense, net 18.1 19.6 70.3 76.4 Amortization of debt discount and issuance costs (3.3) (3.3) (12.8) (12.9) Gain (loss) on sale of properties and equipment 2.8 — (0.4) 0.7 Exploration, geologic and geophysical expense 1.6 3.4 6.2 47.3 Exploratory dry hole costs (0.1) (0.1) (0.1) (41.3) Other (1.8) (9.7) (3.3) 29.8 Changes in assets and liabilities (78.4) (2.6) (80.9) (15.7) Adjusted EBITDAX $ 250.4 $ 184.5 $ 868.3 $ 682.1

Commonly Used Definitions April 2019 44 Bbl – Barrel Boe – Barrel of oil equivalent Btu – British thermal unit CAGR – Compound Annual Growth Rate CFPS – Cash flow per share CWC – Completed well cost D&C – Drilling and Completions EBITDAX – Earnings before interest, taxes, depreciation, amortization and exploration EUR – Estimated Ultimate Recovery FCF – Free Cash Flow (cash flows from operations less capital investments) FCF Margin – Free cash flow divided by capital investments Gross Margin – Oil, gas and NGL sales less LOE, TGP and prod. tax, as a % of oil, gas and NGL sales Leverage Ratio – as defined in our revolving credit facility agreement; similar to Debt to EBITDAX LOE – Lease operating expenses MM – Million MMcf – Million cubic feet RoR – Rate of Return SRL/MRL/XRL – Standard-, Mid- and Extended-reach lateral SWD – Salt-water disposal TGP – Transportation, gathering and processing TIL – Turn-in-line